Exhibit 99.2

PLYMOUTH INDUSTRIAL REIT INC.

Overview to Unaudited Pro Forma Consolidated Financial Statements

The accompanying unaudited pro forma consolidated financial statements have been derived from our historical consolidated financial statements. The unaudited pro forma consolidated balance sheet as of June 30, 2017 is presented to reflect pro forma adjustments to our historical consolidated balance sheet as of June 30, 2017 as if the Company’s acquisition on July 20, 2017 of six (6) industrial properties (the “South Bend Properties”) was completed on June 30, 2017. The unaudited pro forma consolidated statements of operations for the six months ended June 30, 2017 and the twelve months ended December 31, 2016 are presented as if the acquisition of the South Bend Properties on July 20, 2017 was completed on the first day of the respective period.

The following unaudited pro forma consolidated financial statements should be read in conjunction with (i) our historical unaudited consolidated financial statements as of June 30, 2017 and for the six months ended June 30, 2017 and (ii) our consolidated financial statements for the twelve months ended December 31, 2016 in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2017.

We have based the unaudited pro forma adjustments on available information and assumptions that we believe are reasonable. The following unaudited pro forma consolidated financial statements are presented for informational purposes only and are not necessarily indicative of what our actual consolidated financial position would have been as of June 30, 2017 assuming our acquisition of the South Bend Properties had been completed on June 30, 2017, and what our actual consolidated results of operations would have been for the six months ended June 30, 2017 and the twelve months ended December 31, 2016 assuming the acquisition of the facilities had been completed on January 1, 2016, and additionally are not indicative of our consolidated future results of operations or financial condition, and should not be viewed as indicative of our future consolidated results of operations or financial condition.

Pro Forma Consolidated Balance Sheet
As of June 30, 2017
(Unaudited and in thousands)

	Plymouth	Proceeds
	Industrial	from IPO	CS- South Bend	Company
	REIT, Inc.	over allotment	Portfolio	Pro Forma
	(A)	(B)	(C)

Assets
Real estate properties	$139,326	$—	$26,019	$165,345
Less Accumulated Depreciation	(19,816)	—	—	(19,816)
Real estate properties, net	119,510	—	26,019	145,529

Cash	28,981	2,817	(26,019)	5,779
Restricted Cash	687	—	—	687
Cash held in escrow	3,221	—	—	3,221
Deferred Leasing Intangibles	8,680	—	—	8,680
Other Current Assets	2,733	—	—	2,733
Total Assets	$163,812	$2,817	$—	$166,629

Liabilities & Equity
Liabilities
Senior secured debt, net	$116,402	$—	$—	$116,402
Mezzanine debt to investor, net	29,319	—	—	29,319
Secured Revolving Credit	—	—	—	—
Deferred Interest	200	—	—	200
Accounts Payable and Other Liabilities	5,363	—	—	5,363
Deferred Leasing-Intangibles	1,150			1,150
Total Liabilities	152,434	—	—	152,434

Equity
Common Shares	37	2	—	39
Additional Paid in Capital	123,448	2,815	—	126,263
Accumulated Deficit	(112,107)		—	(112,107)
Total Plymouth Industrial REIT, Inc. stockholders' equity	11,378	2,817	—	14,195
Non-controlling Interest	—	—	—	—
Total Equity	11,378	2,817	—	14,195

Total Liabilities and Equity	$163,812	$2,817	$—	$166,629

Pro Forma Consolidated Statements of Operations
For the Six Months Ended June 30, 2017
(Unaudited and in thousands)

	Plymouth	Company		Company
	Industrial	Pro Forma	CS- South Bend	Pro
	REIT, Inc.	Adjustments	Portfolio	Forma
	(A)	(B)	(C)

Revenues:
Rental revenue	$9,964	$—	$1,444	$11,408
Other income	1	—	—	1
Total revenues	9,965	—	1,444	11,409

Operating expenses:
Property expenses	2,925	—	242	3,167
General and administrative	1,933	385	—	2,318
Acquisition expenses	82	—	—	82
Depreciation and amortization	5,557	—	390	5,947
Total Operating expenses	10,497	385	632	11,514

Operating income (loss)	(532)	(385)	812	(105)

Other income (expense):
Interest expense	(5,743)	—	—	(5,743)
Total other income (expense)	(5,743)		—	(5,743)
Net income (loss)	(6,275)	(385)	812	(5,848)
Net Loss attributable to non-controlling interest	(4,674)	4,674	—	—
Net Loss attributable to Plymouth Industrial REIT, Inc.	(1,601)	(5,059)	812	(5,848)

Loss Per Share	$(2.55)			$(1.53)

Weighted Average Shares Outstanding	629,057	3,183,829		3,812,886

Pro Forma Consolidated Statements of Operations
For the Year Ended December 31, 2016
(Unaudited and in thousands)

	Plymouth	Company		Company
	Industrial	Pro Forma	CS- South Bend	Pro
	REIT, Inc.	Adjustments	Portfolio	Forma
	(A)	(B)	(C)

Revenues:
Rental revenue	$19,658	$—	$2,972	$22,630
Other income	230	—	—	230
Total revenues	19,888	—	2,972	22,860

Operating expenses:
Property expenses	5,927	—	569	6,496
General and administrative	3,742	770	—	4,512
Depreciation and amortization	11,674	—	780	12,454
Total Operating expenses	21,343	770	1,349	23,462

Operating income (loss)	(1,455)	(770)	1,623	(602)

Other income (expense):
Gain on equity investment	2,846			2,846
Interest expense	(40,679)	490	—	(40,189)
Total other income (expense)	(37,833)	490	—	(37,343)
Net income (loss)	(39,288)	(280)	1,623	(37,945)
Net Loss attributable to non-controlling interest	(2,301)	2,301	—	—
Net Loss attributable to Plymouth Industrial REIT, Inc.	(36,987)	(2,581)	1,623	(37,945)

Loss Per Share	$(111.42)			$(9.95)

Weighted Average Shares Outstanding	331,965	3,480,921		3,812,886

Plymouth Industrial REIT, Inc.

Notes to Unaudited Pro Forma

Condensed Consolidated Financial Statements

(dollars in thousands)

1. Notes to the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2017

(A) Reflects the historical Condensed Consolidated Balance Sheet of Plymouth Industrial REIT, Inc. as of June 30, 2017.

(B) Reflects $2,817 in net proceeds from the sale of 160,000 shares of common stock pursuant to the partial exercise of the underwriters’ overallotment option that that closed July 12, 2017.

(C) Reflects the acquisition of the CS South Bend Portfolio as reflected in the Statements of Revenues and Certain Expenses included herein. The pro forma adjustments do not include an allocation of the purchase price to reflect the intangible components of the acquisition as this evaluation is in process and will be reflected in future filings of actual results.

2. Notes to the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2017

(A) Reflects the historical condensed consolidated statement of operations of Plymouth Industrial REIT, Inc. for the six months ended June 30, 2017.

(B) Reflects an adjustment for stock-based compensation associated with the issuance of an aggregate of 157,763 shares of the Company’s common stock issued to the Company’s executive officers, independent directors and certain employees upon the closing of the offering, recognized over the applicable annual vesting and related service period.

(C) Reflects the results of operations and depreciation for the acquisition of the CS-South Bend portfolio as reflected in the Statements of Revenues and Certain Expenses included herein.

3. Notes to the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2016

(A) Reflects the historical consolidated statement of operations of Plymouth Industrial REIT, Inc. for the year ended December 31, 2016.

(B) Reflects an adjustment for the elimination of interest expense related to the preferred member interest considered redeemed as of the first day of the year ended December 31, 2016 and reflects stock-based compensation associated with the issuance of an aggregate of 157,763 shares of the Company’s common stock issued to the Company’s executive officers, independent directors and certain employees upon the closing of the offering recognized over the applicable annual vesting and related service period.

(C) Reflects the results of operations and depreciation for the acquisition of the CS-South Bend portfolio as reflected in the Statements of Revenues and Certain Expenses included herein.